Short-Term Loans and Long-Term Debt (Schedule of Long-Term Debt) (Detail) - JPY (¥) ¥ in Millions		Dec. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
Loan from banks; bearing interest of 0.21% at December 31, 2021 and 0.09% at December 31, 2020	[1]	¥ 174,000	¥ 344,000
Other debt		7,040	6,608
Long-term Debt and Capital Lease Obligations, Including Current Maturities, Total		181,040	350,608
Less current portion		(1,290)	(345,774)
Long-term debt, excluding current installments (Notes 9 and 21)		¥ 179,750	¥ 4,834

[1]	Canon prepaid ¥170,000 million of the outstanding loan under the unsecured revolving credit facility contracts on December 28, 2021 before its due date. The remaining balance of ¥174,000 was refinanced with a new expiration date in December 2023 under the credit facilities. The outstanding loans under the credit facilities are ¥174,000 million at a floating interest of 0.21% and Canon has no unused credit facilities as of December 31, 2021.